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                                                                  EXHIBIT 10.6.1

                            FIRST AMENDMENT TO LEASE

         This First Amendment (this "FIRST AMENDMENT") to Lease is made as of September 27, 2002, by and between ARE-2625/2627/2631 HANOVER, LLC, a Delaware limited liability company ("LANDLORD"), and NANOSYS, INC., a Delaware corporation ("TENANT").

                                    RECITALS

         A. Landlord and Tenant have entered into that certain Lease Agreement dated as of January 30, 2002 (the "LEASE").

         B. Pursuant to the Lease, Tenant currently leases 8,424 rentable square feet (the "2625 PREMISES") in the building located at 2625 Hanover Street, Palo Alto, California 94301 (the "2625 BUILDING"), more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

         C. Tenant desires to extend the term of the Lease and expand the Premises by adding 12,650 rentable square feet (the "2627 PREMISES") in the building located at 2627 Hanover Street, Palo Alto, California 94301 (the "2627 BUILDING"), and, subject to the terms and conditions set forth below, Landlord is willing to extend the term of the Lease and lease such additional portion of the Project to Tenant.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree, and amend the Lease, as follows:

         1. BUILDING. Effective as of the 2627 Premises Commencement Date (as hereinafter defined), the definition of "Building" on the first page of the Lease is deleted in its entirety and replaced with the following:

         "BUILDING:        (a) 2625 Hanover Street, Palo Alto, California
                           94301 (the "2625 BUILDING"), and (b) 2627 Hanover
                           Street, Palo Alto, California 94301 (the "2627
                           BUILDING" and together with the 2625 Building, collectively the "BUILDING")."

         2. PREMISES. Effective as of the 2627 Premises Commencement Date, the definition of "Premises" on the first page of the Lease is deleted in its entirety and replaced with the following:

         "PREMISES:        The (a) 2625 Building containing approximately 8,424
                           rentable square feet, as determined by Landlord, as shown on EXHIBIT A (the "2625 PREMISES"), and (b)
                           2627 Building containing approximately 12,650 rentable square feet, as determined by Landlord, as shown on EXHIBIT A-l

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                           (the "2627 PREMISES" and together with the 2625
                           PREMISES, collectively the "PREMISES")."

         From and after the 2627 Premises Commencement Date, Landlord and Tenant agree that the Premises shall consist of 21,074 rentable square feet of space.

         3.       BASE RENT.

         (a) Effective as of the 2627 Premises Commencement Date, the definition of "Base Rent" on the first page of the Lease is deleted in its entirety and replaced with the following:

         "BASE RENT:       $64,904,00 per month, subject to adjustment as
                           provided for in Section 3 below."

         (b) Effective as of the 2627 Premises Commencement Date, Section 3 OF THE LEASE is amended by adding the following at the end thereof:

         "Effective on (i) January 1, 2004, Base Rent shall be increased from $64.904.00 to $67,175.64 per month, and (ii) January 1, 2005, Base Rent shall be increased from $67,175.64 to $69,526.79 per month."

         4. TENANT'S SHARE. Effective as of the 2627 Premises Commencement Date, definition of Tenant's Share on the first page of the Lease is deleted in its entirety and replaced with the following:

         "TENANT'S SHARE:           65.70%"

         5. SECURITY DEPOSIT. The definition of Security Deposit on the first page of the Lease is hereby deleted in its entirety and replaced with the following:

         "SECURITY DEPOSIT:         $64,904.00"

         Concurrently with the delivery of an executed copy of this First Amendment to Landlord, Tenant shall deposit $35,420.00 (such amount being the portion of the Security Deposit attributable to the 2627 Premises (the "2627 SECURITY DEPOSIT") with Landlord, which 2627 Security Deposit shall be in cash.

         6. TERM. Effective as of the 2627 Premises Commencement Date, the definition of Term on the first page of the Lease is deleted in its entirety and replaced with the following:

         "TERM: Beginning on the Commencement Date and ending on December 31, 2005."

         7. DELIVERY; ACCEPTANCE OF 2627 PREMISES; COMMENCEMENT DATE. Landlord shall use reasonable efforts to deliver the 2627 Premises to Tenant for the conduct of Tenant's business on or before January 1, 2003 (the "2627 TARGET COMMENCEMENT DATE") with

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Landlord's Work substantially completed ("DELIVERY" OR "DELIVER"). "LANDLORD'S
WORK" shall mean the construction of improvements in general accordance with the Floor Plans attached hereto as EXHIBITS C-1 AND C-2. If Landlord fails to timely Deliver the 2627 Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and the Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the 2627 Premises within 60 days of the 2627 Target Commencement Date for any reason other than Force Majeure Delays (as hereinafter defined), then, for a period of 5 business days after the end of such 60 day period, the Lease with respect only to the 2627 Premises shall be voidable by Tenant by written notice to Landlord, and if so voided: (a) the 2627 Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of the Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations with respect to the 2627 Premises under the Lease. If Tenant does not elect to void the Lease with respect to the 2627 Premises within 5 business days of the lapse of such 60 day period, such right to void the Lease with respect to the 2627 Premises shall be waived and the Lease shall remain in full force and effect. The "2627 PREMISES COMMENCEMENT DATE" shall be the later of: (i) the 2627 Target Commencement Date, or (ii) the date Landlord Delivers the 2627 Premises to Tenant. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the 2627 Premises Commencement Date when such date is established in the form of the "Acknowledgement of Commencement Date" attached hereto as EXHIBIT B; provided, however. Tenant's failure to execute and deliver such acknowledgment shall not affect Landlord's rights hereunder. For purposes hereof, (i) "FORCE MAJEURE DELAYS" shall mean delays arising by reason of any Force Majeure, and (ii) "FORCE MAJEURE" shall mean, strikes, lockouts, labor disputes, weather, natural disasters, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental- controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of Landlord.

         Effective as of the 2627 Premises Commencement Date, except as otherwise expressly provided herein: (i) Tenant shall accept the 2627 Premises in their condition as of such date, subject to all applicable Legal Requirements (as defined in Section 6 of the Lease), (ii) Landlord shall have no obligation for any defects in the 2627 Premises; and (iii) Tenant's taking possession of the 2627 Premises shall be conclusive evidence that Tenant accepts the 2627 Premises and that the 2627 Premises were in good condition at the time of Delivery. Landlord shall construct (a) the core and shell of the 2627 Building, and (b) Landlord's Work in compliance with applicable law.

         For a period of 90 days after the 2627 Premises Commencement Date, Landlord and Tenant shall jointly monitor the 2627 Building systems and the roof, and Landlord will make any repairs deemed by the parties to be reasonably necessary. During such 90 day period, the cost of any such repair shall be paid by Landlord, unless Tenant was solely responsible for the cause of such repair, in which case Tenant shall pay the cost.
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         Landlord, at its sole cost and expense (which shall not constitute an
Operating Expense (as defined in the Lease)) shall promptly balance the heating and air conditioning system of the 2627 Premises if Tenant requests at any time prior to August 31, 2003.

         8. EXHIBIT A. Effective as of the 2627 Premises Commencement Date, the Lease is amended to add Exhibit A-1 thereto in the form of Exhibits A attached hereto.

         9. FEE. As a material inducement for Landlord to enter into this First Amendment, Tenant shall, concurrently with the delivery of an executed copy of this First Amendment to Landlord, deposit $20,000.00 (the "FEE") with Landlord, which Fee shall be in cash. Tenant acknowledges and agrees that the Fee has been fully earned by Landlord on the 2627 Premises Commencement Date and is nonrefundable. In the event Landlord fails to deliver the 2627 Premises in accordance with the terms of this First Amendment, and Tenant voids the Lease with respect to the 2627 Premises pursuant to Tenant's rights hereunder, Landlord shall refund the Fee to Tenant. The Fee shall not be applied to any of Tenant's obligations under the Lease and is in addition to Tenant's obligation to pay all other amounts due under the Lease.

         10.      MISCELLANEOUS.

                  (a) This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

                  (b) This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders

                  (c) This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

                  (d) Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively "BROKER") in connection with this transaction, and that no Broker brought about this transaction other than Cornish & Carey Commercial. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than Cornish and Carey Commercial, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

                  (e) Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and

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effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the day and year first above written.

                                       TENANT:

                                       NANOSYS, INC.,
                                       a Delaware corporation

                                       By: /s/ Karen Vergura
                                           ----------------------
                                       Its: VP, Finance

                                       LANDLORD:

                                       ARE-2625/2627/2631 HANOVER, LLC,
                                       a Delaware limited liability company

                                       By: ALEXANDRIA REAL ESTATE EQUITIES,
                                           L.P., a Delaware limited partnership,
                                           managing member

                                           By: ARE-QRS CORP.,
                                               a Maryland corporation,
                                               general partner

                                               By:  /s/ Joel S. Marcus
                                                    ------------------
                                               its: CEO

                                                      [2627  HANOVER/NANOSYS]
              (c) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
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                                    EXHIBIT A

                          Description of 2627 Premises

                                 [FLOOR PLANS]

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                                    EXHIBIT B

                       ACKNOWLEDGMENT OF COMMENCEMENT DATE

         This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made this___________ day of ____, 2002, between ARE-2625/2627/2631 HANOVER, LLC, a Delaware limited liability company ("LANDLORD"), and NANOSYS, INC, a Delaware corporation ("TENANT"), and is attached to and made a part of the Lease dated January 30, 2002 (the "LEASE"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

         Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the 2627 Premises Commencement Date of the Term of the Lease is _____________ and the termination date of the term for the 2627 Premises shall be midnight on December 31, 2005.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

                                           TENANT:

                                           NANOSYS, INC,
                                           a Delaware corporation

                                           By:___________________________
                                           Its:__________________________

                                           LANDLORD:

                                           ARE-2625/2627/2631 HANOVER, LLC,
                                           a Delaware limited liability company

                                           By: ALEXANDRIA REAL ESTATE EQUITIES,
                                           L.P.,
                                                a Delaware limited partnership,
                                                managing member

                                                By: ARE-QRS CORP.,
                                                    a Maryland corporation,
                                                    general partner

                                                    By:_________________________
                                                    Its:________________________

                                                          [2627 HANOVER/NANOSYS]
              (c) ALL RIGHTS RESERVED 2001 ALEXANDRIA REAL ESTATE EQUITIES, INC.
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                                   EXHIBIT C-1

                             FLOOR PLANS (1ST FLOOR)

                                   [Attached]

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                                 [FLOOR PLANS]

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                                   EXHIBIT C-2

                            FLOOR PLANS (2ND FLOOR)

                                   [Attached]

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                                 [FLOOR PLAN]